POWER OF ATTORNEY


Know all by these
presents, that the
undersigned hereby
constitutes and appoints
Laurie Harrison, Deputy
General Counsel of
EnerNOC, Inc. (the
"Company") and Garrett
Winslow of Mintz, Levin,
Cohn, Ferris, Glovsky
and Popeo, P.C., signing
singly, with full power
of substitution, the
undersigned's true and
lawful attorney-in-fact
to:

  1.   execute for and
on behalf of the
undersigned, in the
undersigned's capacity
as an officer, director
and/or 10% shareholder
of the Company, Forms 3,
4 and 5 in accordance
with Section 16(a) of
the Securities Exchange
Act of 1934 and the
rules thereunder;

  2.  do and perform any
and all acts for and on
behalf of the
undersigned which may be
necessary or desirable
to complete and execute
any such Form 3, 4 or 5
and timely file such
form with the United
States Securities and
Exchange Commission and
any stock exchange or
similar authority; and

  3.  take any other
action of any type
whatsoever in connection
with the foregoing
which, in the opinion of
such attorney-in-fact,
may be of benefit to, in
the best interest of, or
legally required by, the
undersigned, it being
understood that the
documents executed by
such attorney-in-fact,
on behalf of the
undersigned pursuant to
this Power of Attorney,
shall be in such form
and shall contain such
terms and conditions as
such attorney-in-fact
may approve in such
attorney-in-fact's
discretion.

The undersigned hereby
grants to each such
attorney-in-fact full
power and authority to
do and perform any and
every act and thing
whatsoever requisite,
necessary, or proper to
be done in the exercise
of any of the rights and
powers herein granted,
as fully to all intents
and purposes as the
undersigned might or
could do if personally
present, with full power
of substitution or
revocation, hereby
ratifying and confirming
all that such attorney-
in-fact, or such
attorney-in-fact's
substitute or
substitutes, shall
lawfully do or cause to
be done by virtue of
this power of attorney
and the rights and
powers herein granted.
The undersigned
acknowledges that the
foregoing attorneys-in-
fact, in serving in such
capacity at the request
of the undersigned, is
not assuming, nor is the
Company assuming, any of
the undersigned's
responsibilities to
comply with Section 16
of the Securities
Exchange Act of 1934.

This Power of Attorney
shall remain in full
force and effect until
the undersigned is no
longer required to file
Forms 3, 4 and 5 with
respect to the
undersigned's holdings
of and transactions in
securities issued by the
Company, unless earlier
revoked by the
undersigned in a signed
writing delivered to the
foregoing attorneys-in-
fact.

IN WITNESS WHEREOF, the
undersigned has caused
this Power of Attorney
to be executed this 15th
day of April, 2013.


/s/ James Baum
Signature

James Baum
Print Name


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